ENERGIZER HOLDINGS, INC.
            EXECUTIVE GROUP PERSONAL EXCESS LIABILITY INSURANCE PLAN

                              I.       DEFINITIONS

1.1 "Affiliated Company" means Energizer Holdings, Inc., those domestic corporations in which Energizer Holdings, Inc. owns directly or indirectly more than 50% of the voting stock, or any other entity so designed by the Committee.

1.2     "Board"  means  the  Board  of  Directors  of  Energizer  Holdings, Inc.

1.3 "Committee" means the Committee appointed to administer the Plan, its designee, or any successor to such Committee.

1.4     "Company"  means  Energizer  Holdings,  Inc.

1.5 "Eligible Employee" means an Employee who meets the requirements for coverage under the Plan pursuant to Section 3.1.

1.6 "Employee" means a person employed by the Company or an Affiliated Company and who is one of a select group of management or highly-compensated employees.

1.7 "Plan" means the Energizer Holdings, Inc. Executive Group Personal Excess Liability Insurance Plan.

                              II.       ELIGIBILITY

2.1     Eligible  Employees.  The class of Employees eligible for coverage under
        --------------------
this  Plan  consists  of:

     (a) Principal Corporate Officers of the Company or an Affiliated Company, Vice Presidents of the administrative and operating divisions of the Company or an Affiliated Company,

     (b) Chairmen of the Board, Chief Executive Officers, Presidents and Corporate Vice Presidents of an Affiliated Company which are designated by the Committee as eligible to participate in this Plan, and

     (c) if presently employed by the Company or an Affiliated Company, former Vice Presidents of administrative and operating divisions of the Company or Affiliated Company, and former Chairmen of the Board, Chief Executive Officers, Presidents and Corporate Vice Presidents of a participating Affiliated Company.

2.2     Termination  of  Coverage.  Services under this Plan will cease when the
        --------------------------
Eligible Employee is no longer actively employed by the Company or Affiliated Company.

                               III.       BENEFITS

     The personal excess liability coverage available under the Plan is set forth in Exhibit A attached hereto.

                       IV.       AMENDMENT AND TERMINATION

     The Board and the Committee are each empowered to amend, modify or terminate this Plan at any time.

     IN WITNESS WHEREOF, the Company has caused this Plan to be executed by a duly authorized officer as of the _____ day of ______________________, 2000.

     ENERGIZER  HOLDINGS,  INC.



     By:

     Title:

                            ENERGIZER HOLDINGS, INC.
            EXECUTIVE GROUP PERSONAL EXCESS LIABILITY INSURANCE PLAN

                                    EXHIBIT A


                                                                   April 1, 2000



PERSONAL  &  CONFIDENTIAL
-------------------------



                    GROUP PERSONAL EXCESS LIABILITY COVERAGE
                    ----------------------------------------

The Company has purchased a Group Personal Excess Liability Insurance Policy which, as a Corporate Officer or Vice President, provides you excess liability coverage in the amount of $5,000,000 for liability claims associated with your homes, vehicles, watercraft, or individuals so long as the covered damages are in excess of underlying insurance coverage. (Minimums required if you participate.)

As part of a comprehensive executive benefits plan the Company determined this coverage was sufficiently important to provide "peace of mind" and allow continued "job focus" in the event of a mishap and possible distracting personal litigation.

Personal investments which are common, such as swimming pools, second homes, boats, and the increased liability risks associated with them combined with the general litigiousness in this country today support maintenance of the excess coverage the Company is pleased to provide you. You will have imputed income for this benefit value but the Company will provide a gross up so it will truly be a no-cost benefit to you.

Please  note  enclosed:

1.     SPECIMEN  POLICY  -  defining  the  coverage
2.     COVERAGE  HIGHLIGHTS
3. UNDERLYING REQUIREMENTS - Coverages you must have with your primary insurance prior to this "excess" taking effect.
4.     Qs  &  As  -  Commonly  asked  questions  and  answers
5.     INDIVIDUAL  QUESTIONNAIRE
6.     POLICY  DOCUMENT

It would be to your advantage to review these materials thoroughly along with your underlying policy coverages to determine their sufficiency or, in the case of Personal Excess coverage you may now have - its redundancy.

Please  return  the  questionnaire  enclosed  to:

     The  Committee
[Address]
[Address]
St.  Louis,  MO  [Zip  Code]

     Phone:  (314)  _________________

Individual questions you may have can be addressed to the Committee at the phone number above. You will be notified in advance of any significant changes to the Energizer Group Personal Excess Liability Plan in which you are covered.

     Sincerely,


     [Name]
     Vice  President  and
     Director,  Administration

                     Group Personal Individual Questionnaire
                     ---------------------------------------


Name:          Primary  Residence  Address:

1.     Number  of  residences  owned or leased and occupied by you?     ________

2.     Number  of  residences  owned  and  not  occupied  by  you?     ________

3.     Number  of  licensed vehicles owned or leased by you, or a member of your
family  living  in  a  residence  owned  or  leased  by  you?     ________

4.     How  many  family  members are licensed drivers?  (Include all dependents
and  family  members  living  in  residences  you  own  or  lease.)     ________

     How  many  licensed  drivers  are  under  25  years  of  age?     ________

5.     How  many  recreational vehicles do you own?  (Non-licensed for road use,
such  as  snowmobiles,  ATV's,  golf  carts,  tractors)     ________

6.     How  many  watercraft  do  you  own?

     Under  26  feet  or  under  50  horsepower     ________

     26  feet  or  50  horsepower  or  more     ________

7. List all motor vehicle violations for all licensed drivers for the past three years:





8.     List  all Liability Losses under your homeowners, personal automobile, or
                 ---------
watercraft  policies:  (Within  last  three  years)

     GROUP
     PERSONAL  EXCESS
     LIABILITY  POLICY

                                COVERAGE SUMMARY

Named  and  address  of  Insured

c/o  ENERGIZER  HOLDINGS,  INC.     Policy  Number  __________
[Address]
[Address] Issued by the stock insurance company indicated below, herein called the Company.
(Per  Endorsement)
ST.  LOUIS,  MISSOURI     CHUBB  CUSTOM  INSURANCE  COMPANY
     Incorporated  under  the  laws  of  Delaware,  herein  called  the Company.
Sponsoring  Organization  and  Address
CORPORATE OFFICERS, VICE PRESIDENTS OF THE ADMINISTRATIVE AND OPERATING DIVISION OF ENERGIZER HOLDINGS, INC. (Per Endorsement) Producer Number 0052600

V.     POLICY  PERIOD
From:  APRIL  1,  2000          To:     APRIL  1,  2001

VI.     PREMIUM
     Amount


VII.     LIMIT  OF  LIABILITY
5,000,000     Each  Occurrence
1,000,000     Excess  Uninsured  Motorists  Protection  Each  Occurrence

VIII.     REQUIRED  PRIMARY  UNDERLYING  INSURANCE
Personal Liability (Homeowners) for personal injury and property damage in the minimum amount of 100,000 each occurrence.

Registered vehicles in the minimum amount of 250,000/500,000 bodily injury and 100,000 property damage; or 300,000 single limit each occurrence. Registered vehicles include motorcycles and motorhomes.

Unregistered vehicles in the minimum amount of 100,000 bodily injury and property damage each occurrence.

Watercraft less than 26 feet and 50 engine rated horsepower or less for bodily injury and property damage in the minimum amount of 100,000 each occurrence.

Watercraft 26 feet or longer or more than 50 engine rated horsepower for bodily injury and property damage in the minimum amount of 100,000 each occurrence.

Uninsured motorists protection in the minimum amount of 250,000/500,000 bodily injury or 300,000 single limit occurrence.

FAILURE TO COMPLY WITH THE REQUIRED PRIMARY UNDERLYING INSURANCE WILL RESULT IN A GAP IN COVERAGE.

                                SCHEDULE OF FORMS

Policy  Number:     ____________________
Insured:          c/o  ENERGIZER  HOLDINGS,  INC.
               (Per  Endorsement)
Policy  Period  From:     APRIL  1,  2000  to  APRIL  1,  2001


The  following  is  a  schedule  of  forms  issued with the policy at inception:


FORM  NAME     FORM  NUMBER
----------     ------------
CONTRACT/POLICY  TERMS     __________     (__/__)
CCIC  -  SERVICE  OF  SUIT     __________     (__/__)
MANUSCRIPT     __________     (__/__)
MANUSCRIPT     __________     (__/__)
MANUSCRIPT     __________     (__/__)

                                                                  GROUP PERSONAL
                                                                EXCESS LIABILITY
                                                                          POLICY

                                          GROUP PERSONAL EXCESS LIABILITY POLICY
                                          --------------------------------------


                                  INTRODUCTION

This is your Chubb Group Personal Excess Liability Policy. Together with your Coverage Summary, it explains your coverages and other conditions of your insurance in detail.

This policy is a contract between you and us. READ YOUR POLICY CAREFULLY and keep it in a safe place.

AGREEMENT

We agree to provide the insurance described in this policy in return for the premium paid by the Sponsoring Organization and your compliance with the policy conditions.

DEFINITIONS

In this policy, we use words in their plain English meaning. Words with special meanings are defined in the part of the policy where they are used. The few defined terms used throughout the policy are defined here:

YOU means the individual who is a member of the Defined Group shown as the Named Insured in the Coverage Summary.

WE  and  US  mean  the  insurance  company  named  in  the  Coverage  Summary.

FAMILY MEMBER means your relative who lives with you, or any other person under 25 in your care or your relative's care who lives with you.

SPONSORING ORGANIZATION means the entity, corporation, partnership or sole proprietorship sponsoring and defining the criteria for qualification as a Named Insured.

POLICY means your entire Group Personal Excess Liability Policy, including the Coverage Summary.

COVERAGE SUMMARY means the most recent Coverage Summary we issued to you, including any subsequent coverage amendments.

OCCURRENCE means a loss or accident to which this insurance applies occurring within the policy period. Continuous or repeated exposure to substantially the same general conditions unless excluded is considered to be one occurrence.

BUSINESS means any employment, trade, occupation, profession, or farm operation including the raising or care of animals.

DEFINED GROUP means those individuals meeting the criteria for qualification as Named Insured as defined by the Sponsoring Organization and accepted by us.

                    GROUP PERSONAL EXCESS LIABILITY COVERAGE

This part of your Group Personal Excess Liability Policy provides you with liability coverage in excess of your underlying insurance anywhere in the world unless stated otherwise or an exclusion applies.

PAYMENT  FOR  A  LOSS

AMOUNT  OF  COVERAGE

The amount of coverage for liability is shown in the Coverage Summary. We will pay on your behalf up to that amount for covered damages from any one occurrence, regardless of how many claims, homes, vehicles, watercraft, or people are involved in the occurrence.

Any costs we pay for legal expenses (see Defense coverages) are in addition to the amount of coverage.

UNDERLYING  INSURANCE

We will pay only for covered damages in excess of all underlying insurance covering those damages, even if the underlying coverage is for more than the minimum amount.

"Underlying insurance" includes all liability coverage that applies to the covered damages, except for other insurance purchased in excess of this policy.

- any person or organization with respect to their legal responsibility for acts or omissions of you or a family member; or
-     any  combination  of  the  above.

"Damages" means the sum that is paid or is payable to satisfy a claim settled by us or resolved by judicial procedure or by a compromise we agree to in writing.

"Personal  injury"  means  the  following  injuries,  and  resulting  death:
-     bodily  injury;
-     shock,  mental  anguish,  or  mental  injury;
-     false  arrest,  false  imprisonment,  or  wrongful  detention;
-     wrongful  entry  or  eviction;
-     malicious  prosecution  or  humiliation;  and
-     libel,  slander,  defamation  of  character,  or  invasion  of  privacy.

"Bodily injury" means physical bodily harm, including sickness or disease that results from it, and required care, loss of services and resulting death.

"Property damage" means physical injury to or destruction of tangible property and the resulting loss of its use. Tangible property includes the cost of recreating or replacing stocks, bonds, deeds, mortgages, bank deposits, and similar instruments, but does not include the value represented by such instruments.

"Registered vehicle" means any motorized land vehicle not described in "unregistered vehicle."

"Unregistered vehicle" means: any motorized land vehicle not designed for or required to be registered for use on public roads; any motorized land vehicle which is in dead storage at your residence; any motorized land vehicle used solely on and to service your residence premises; or golf carts.

EXCESS  UNINSURED  MOTORISTS  PROTECTION

This coverage is in effect only if excess uninsured motorists protection is shown in the Coverage Summary.

We cover damages for bodily injury and property damage a covered person is legally entitled to receive from the owner or operator of an uninsured motorized land vehicle. We cover these damages in excess of the underlying insurance or the Required Primary Underlying Insurance, whichever is greater, if they are caused by an occurrence during the policy period, unless otherwise stated.

AMOUNT OF COVERAGE. The maximum amount of excess uninsured motorists protection available for any one occurrence is the excess uninsured motorists protection amount shown in the Coverage Summary regardless of the number of vehicles covered by the Required Premium Underlying Insurance. We will not pay more than this amount in any one occurrence for covered damages regardless of how many claims, vehicles or people are involved in the occurrence.

This  coverage  will  follow  form.

UNINSURED  MOTORISTS  PROTECTION  ARBITRATION

If we and a covered person disagree whether that person is legally entitled to recover damages from the owner or operator of an uninsured motor vehicle, or do not agree as to the amount of damages, either party may make a written demand for arbitration. In this event, each party will select an arbitrator. The two arbitrators will select a third. If they cannot agree on a third arbitrator within 45 days, either may request that the arbitration be submitted to the American Arbitration Association. When the covered person's recovery exceeds the minimum limit specified in the applicable jurisdiction's financial responsibility law, each party will pay the expenses it incurs, and bear the expenses of the third arbitrator equally. Otherwise, we will bear all the expenses of the arbitration.

Unless both parties agree otherwise, arbitration will take place in the county and state in which the covered person lives. Local rules of law as to procedure and evidence will apply. A decision agreed to by two arbitrators will be binding unless the recovery amount for bodily injury exceeds the minimum limit specified by the applicable jurisdiction's financial responsibility law. If the amount exceeds that limit, either party may demand the right to a trial. This demand must be made within 60 days of the arbitrator's decision. If this demand is not made, the amount of damages agreed to by the arbitrators will be binding.

WORKERS' COMPENSATION OR DISABILITY. We do not cover any damages a covered person is legally obligated to provide under any workers' compensation, disability benefits, unemployment compensation or similar laws. But we do provide coverage in excess over any other insurance for damages a covered person is legally obligated to pay for bodily injury to a domestic employee of a residence covered under the Required Primary Underlying Insurance which are not compensable under workers' compensation, unless another exclusion applies.

DIRECTOR'S LIABILITY. We do not cover any damages for any covered person's actions or failure to act as an officer or member of a board of directors of any corporation or organization. This exclusion does not apply to a not-for-profit corporation or organization, or to a condominium or cooperative association.

DAMAGE TO COVERED PERSON'S PROPERTY. We do not cover any person for property damage to property owned by any covered person.

DAMAGE TO PROPERTY IN YOUR CARE. We do not cover any person for property damage to property rented to, occupied by, used by, or in the care of any covered person, to the extent that the covered person is required by contract to provide insurance. But we do cover such damages for loss caused by fire, smoke, or explosion unless another exclusion applies.

DISCRIMINATION. We do not cover any damages arising out of discrimination due to age, race, color, sex, creed, national origin, or any other discrimination.

INTENTIONAL ACTS. We do not cover any damages arising out of an act intended by a covered person to cause personal injury or property damage, even if the injury or damage is of a different degree or type than actually intended or expected. An intentional act is one whose consequences could have been foreseen by a reasonable person. But we do cover such damages if the act was intended to protect people or property unless another exclusion applies.

MOLESTATION, MISCONDUCT OR ABUSE. We do not cover any damages arising out of any actual, alleged or threatened:
-     sexual  molestation;
-     sexual  misconduct  or  harassment;  or
-     abuse.

NONPERMISSIVE USE. We do not cover any person who uses a motorized land vehicle or watercraft without permission from you or a family member.

BUSINESS PURSUITS. We do not cover any damages arising out of a covered person's business pursuits, investment or other for-profit activities, for the account of a covered person or others, or business property except on a follow form basis.

But we do cover damages arising out of volunteer work for an organized charitable, religious or community group, an incidental business away from home, incidental business at home, incidental business property, incidental farming, or residence premises conditional business liability unless another exclusion applies. We also cover damages arising out of your ownership, maintenance, or use of a private passenger motor vehicle in business activities other than selling, repairing, servicing, storing, parking, testing, or delivering motorized land vehicles.

"Incidental business away from home" is a self-employed sales activity, or a self-employed business activity normally undertaken by person under the age of 18 such as newspaper delivery, babysitting, caddying, and lawn care. Either of these activities must:
-     not  yield  gross  revenues  in  excess  of  $5,000  in  any  year;
- have no employees subject to worker's compensation or other similar disability laws;
-     conform  to  local,  state,  and  federal  laws.

"Incidental business at home" is a business activity, other than farming, conducted on your residence premises which must:
- not yield gross revenues in excess of $5,000 in any year, except for the business activity of managing one's own personal investments;
- have no employees subject to worker's compensation or other similar disability laws;
-     conform  to  local,  state,  and  federal  laws.

ILLNESS. We do not cover personal injury or property damage resulting from any illness, sickness or disease transmitted intentionally or unintentionally by a covered person to anyone, or any consequence resulting from that illness, sickness or disease. We also do not cover any damages for personal injury resulting from the fear of contracting any illness, sickness or disease, or any consequence resulting from the fear of contracting any illness, sickness or disease.

PARENTAL LIABILITY. We do not cover any damages arising from parental liability for the acts of a minor using a motorized land vehicle, watercraft 26 feet or longer or with more than 50 engine rated horsepower, or aircraft. But we do cover parental liability for the acts of a minor using a motorized land vehicle or watercraft on a follow form basis for the type of motorized land vehicle or watercraft involved, unless another exclusion applies.

ENTRUSTMENT. We do not cover any damages arising from the entrustment by any covered person of a motorized land vehicle, watercraft 26 feet or longer or with more than 50 engine rated horsepower, or aircraft to any person. But we do cover entrustment by any covered person of a motorized land vehicle or watercraft on a follow form basis for the type of motorized land vehicle or watercraft involved, unless another exclusion applies.

NUCLEAR OR RADIATION HAZARD. We do not cover any damages caused directly or indirectly by nuclear reaction, radiation, or radioactive contamination, regardless of how is was caused.

                    NOTE: MISSING PAGE 8 OF 9 (SEE ORIGINAL)

LIABILITY  CONDITIONS


YOUR  DUTIES  AFTER  A  LOSS

In case of an accident or occurrence, the covered person shall perform the following duties that apply:

NOTIFICATION.  You  must  notify us or your agent or broker as soon as possible.

ASSISTANCE. You must provide us with all available information. This includes any suit papers or other documents which help us in the event that we defend you.

COOPERATION. You must cooperate with us fully in any legal defense. This may include any association by us with the covered person in defense of a claim reasonably likely to involve us.

APPEALS

If a covered person, or any primary insurer, does not appeal a judgment for covered damages, we may choose to do so. We will then become responsible for all expenses, taxable costs, and interest arising out of the appeal. However, the amount of coverage for damages will not be increased.

SPECIAL  CONDITIONS

In the event of conflict with any other conditions of your policy, these conditions supersede.

LEGAL  ACTION  AGAINST  US

You agree not to bring action against us unless you have first complied with all conditions of this policy. If you have a loss, you agree not to bring any action against us until the obligation has been determined by final judgment or a written agreement by us.

NOTICE  OF  CANCELLATION  AND  COVERAGE  TERMINATION  CONDITIONS

YOUR CANCELLATION. The Sponsoring Organization may cancel this policy by returning it to us or notifying us in writing at any time subject to the following:
- the Sponsoring Organization must notify us in advance of the requested cancellation date; and
- the Sponsoring Organization must provide proof of notification to each member of the Defined Group covered under this policy.

OUR CANCELLATION. At our discretion we may cancel this policy by mailing to the Sponsoring Organization at the address shown on the Coverage Summary upon ten
(10) days notice for non-payment of premium or thirty (30) days notice in all other cases.

TERMINATION. Should an individual for any reason no longer qualify as a member of the Defined Group, coverage will cease sixty (60) days from the date of such termination, or the policy expiration or cancellation date, whichever comes first.

REFUND. In the event of cancellation by the Sponsoring Organization or us, we will refund any unearned premium on the effective date of cancellation, or as soon as possible afterwards to the Sponsoring Organization. The unearned premium will be computed short rate for the unexpired term of the policy.

In Witness Whereof, the company issuing this policy has caused this policy to be signed by its authorized officers, but this policy shall not be valid unless also signed by a duly authorized representative of the company.

                         CHUBB CUSTOM INSURANCE COMPANY





     President     Secretary

                                   ENDORSEMENT

Policy  Period          APRIL  1,  2000          to  APRIL  1,  2001

Effective  Date          APRIL  01,  2000

Policy  Number          ____________________

Insured               c/o  ENERGIZER  HOLDINGS,  INC.
     (Per  Endorsement)

Name  of  Company     CHUBB  CUSTOM  INSURANCE  COMPANY

Date  Issued          APRIL  1,  2000

     UNDER  CONDITIONS,  THE  FOLLOWING  CONDITION  IS  ADDED:

     In the event we fail to pay any amount claimed to be due under this insurance at your request we will submit to the jurisdiction of a court of competent jurisdiction within the United States of America. Nothing in this condition constitutes or should be understood to constitute a waiver of our rights to commence an action in any court of competent jurisdiction in the United States or to remove an action to a United States District Court or to seek a transfer of a case to another court as permitted by the laws of the United States or of any state in the United States.

     Service of process in such suit may be made upon President, Chubb Custom Insurance Company, 15 Mountain View Road, P.O. Box 1615, Warren, NJ 07061-1615, or his/her nominee.

     The above named is authorized and directed to accept service of process on our behalf in any such suit and/or upon the request to give you a written undertaking that we will enter a general appearance in the event such a suit shall be instituted.
SERVICE
OF SUIT CONDITIONS In accordance with any statute of any state, territory or district of the United States of America, which makes provision therefore, we designate the Superintendent, Commissioner or Director of Insurance, Secretary of State or other officer or officers specified for that purpose in the statute or his or their successor or successors in office, as their true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on your behalf or the behalf of any beneficiary arising out of this contract of insurance, and hereby designate President, Chubb Custom Insurance Company or his/her nominee, as the person to whom the said officer is authorized to mail such process or a true copy thereof.


All  Other  Terms  And  Conditions  Remain  Unchanged.

Authorized  Representative
--------------------------
Date

                                                   GROUP EXCESS LIABILITY POLICY


                                   ENDORSEMENT

Policy  Period          APRIL  1,  2000          to  APRIL  1,  2001

Effective  Date          APRIL  01,  2000

Policy  Number          ___________________

Insured               c/o  ENERGIZER  HOLDINGS,  INC.
     (Per  Endorsement)

Name  of  Company     CHUBB  CUSTOM  INSURANCE  COMPANY

Date  Issued          APRIL  1,  2000


               THIS POLICY IS SUBJECT TO THE FOLLOWING ENDORSEMENT

As respects to Uninsured and Underinsured Motorists coverage provided by this policy, the Limit of Liability set forth on the Coverage Page, Form 10-02-0691 (Ed. 8-96), is limited to $1,000,000. Each Occurrence in Excess of the Required Primary Underlying limits of $300,000.

It is understood and agreed that this limit is included within, not in addition to, the policy limit as stated on the Coverage Page, Form 10-02-0691 (Ed. 8-96).





ALL  OTHER  TERMS  AND  CONDITIONS  REMAIN  UNCHANGED.


Authorized  Representative
--------------------------

                                                   GROUP EXCESS LIABILITY POLICY


                                   ENDORSEMENT

Policy  Period          APRIL  1,  2000          to  APRIL  1,  2001

Effective  Date          APRIL  01,  2000

Policy  Number          ___________________

Insured               c/o  ENERGIZER  HOLDINGS,  INC.
     (Per  Endorsement)

Name  of  Company     CHUBB  CUSTOM  INSURANCE  COMPANY

Date  Issued          APRIL  01,  2000


               THIS POLICY IS SUBJECT TO THE FOLLOWING ENDORSEMENT

It  is  hereby  agreed  that  the  Named  Insured  is  amended  to  read:

Corporate Officers, Vice Presidents of the Administrative and Operating Division of Energizer Holdings, Inc. and the Principle Corporate Officers of any other controlled affiliate of Energizer Holdings, Inc. when officers are designated as eligible to participate by the Co-Chief Executive Officers.





ALL  OTHER  TERMS  AND  CONDITIONS  REMAIN  UNCHANGED.


Authorized  Representative
--------------------------

                                                   GROUP EXCESS LIABILITY POLICY


                                   ENDORSEMENT

Policy  Period          APRIL  01,  2000     to  APRIL  1,  2001

Effective  Date          APRIL  01,  2000

Policy  Number          ___________________

Insured               c/o  ENERGIZER  HOLDINGS,  INC.
     (Per  Endorsement)

Name  of  Company     CHUBB  CUSTOM  INSURANCE  COMPANY

Date  Issued          APRIL  1,  2000


               THIS POLICY IS SUBJECT TO THE FOLLOWING ENDORSEMENT

The Termination Clause on page 9 of 9 of the Group Personal Excess Liability contract (form 10-02-0691) is hereby amended to read as follows:

"Termination. Should an individual for any reason no longer qualify as a member shown on the Schedule of Insureds endorsement, coverage will cease sixty (60) days from the date of such termination, or the policy expiration or cancellation date, whichever comes first."






ALL  OTHER  TERMS  AND  CONDITIONS  REMAIN  UNCHANGED.


Authorized  Representative
--------------------------

                         GROUP PERSONAL EXCESS LIABILITY
                               COVERAGE HIGHLIGHTS

-     Worldwide  Coverage  Territory

-     Defense  in  addition  to  the  limit

-     $1MM  sublimit  available  for  Excess  Uninsured  Motorists  protection

- Personal injury claims such as mental anguish; libel, slander, and defamation of character

- Incidental business pursuits with no employees not yielding revenues in excess of $5,000

- Incidental farming which does not produce more than $2,500 in gross annual revenues

- Supplemental payments - "all earnings lost by each covered person at our request, up to $250 a day, to a total of $10,000

- Termination - coverage will cease sixty (60) days from the date of such termination, or policy expiration or cancellation date, whichever comes first

                     GROUP PERSONAL EXCESS LIABILITY POLICY


The  following  are  some  frequently  asked  questions:

1.     WHO  IS  INCLUDED  WITHIN  THE  GROUP  POLICY  AS  THE  NAMED  INSURED?

The named insured means the person shown as the named insured on the participant
    -------------
list and that person's spouse and any relative related by blood, marriage or adoption who is a resident of the same household. Any other person under the age of 25 who is in their care, or a relative's care who lives with them.

2.     WHAT  IS  THE  LIMIT  OF  COVERAGE  PROVIDED  FOR  EACH  PARTICIPANT?

Each participant is covered for the limit selected. The limit applies separately to each individual and is not subject to a policy aggregate. There may be more than one limit available on the Group policy. For example, coverage can be purchased for $5,000,000 and $10,000,000. Each participant would be identified and premium paid for the coverage limit they selected. Defense costs are outside the policy limit.

3.     IS  PERSONAL  INJURY  INCLUDED?

Yes. Personal Injury means: (a) Bodily injury, shock, mental anguish, mental injury, sickness or disease, including death; (b) Injury because of false arrest or imprisonment, malicious prosecution, wrongful entry or eviction, humiliation, libel, slander, defamation of character or invasion of privacy.

4. WHAT IS EXCESS UNINSURED/UNDERINSURED MOTORISTS COVERAGE AND WHY IS IT SO IMPORTANT?

Should you or a member of your family be involved in an accident with an uninsured/underinsured driver, this coverage will reimburse you for the damages you should have been able to collect from the other driver's insurance, i.e.: loss of income/ future earnings, short term/long term medical expenses, pain and suffering. Also, this coverage would respond if you or a family member were injured by an uninsured/ underinsured driver as a pedestrian or in a "hit and run" occurrence.

5. IS COVERAGE INCLUDED WHILE SERVING AS DIRECTOR OR OFFICER OF A NON-PROFIT ORGANIZATION?

Yes. Coverage for personal injury or property damage claims arising from activities as a Director or Officer of a non-profit organization, or to a condominium or cooperative association.

6.     ARE  PROFESSIONAL  AND  BUSINESS  ACTIVITIES  INCLUDED?

Coverage is provided on a follow form basis (i.e., coverage is included in primary homeowners, personal automotive policies), subject to the restrictions set forth in the policy.

7. CAN THE POLICY BE CONVERTED TO A PERSONAL UMBRELLA POLICY IF THE PARTICIPANT LEAVES THE FIRM (OTHER THAN RETIREMENT REASONS) OR IF THE GROUP POLICY CEASES TO EXIST?

No. The policy is not convertible. The participant would have to replace coverage through their personal insurance broker. The policy provides a grace period for coverage to be terminated after 60 days.

8. CAN I KEEP MY CURRENT UMBRELLA POLICY IN EFFECT IF I PARTICIPATE IN THIS PROGRAM?

Yes.  The  Group  Umbrella  limit would be in addition to your individual limit.
With the high limits and broad coverage available through the Group Personal Excess Liability Policy, there should be no need to continue a separate Personal Umbrella unless it is needed to comply with required underlying limits. Should you decide to keep in place your Personal Umbrella Policy, we suggest that a copy of your current Umbrella wording be reviewed to determine how it would respond to a loss.

9. ARE MY CHILDREN WHO ARE AWAY AT COLLEGE COVERED UNDER MY PERSONAL EXCESS LIABILITY POLICY?

Yes, as long as they maintain that your household is their primary residence when not at college. Note: if they have their own insurance, their policy should also be written with the required underlying limits or there will a self-insured gap.

10. AM I INSURED FOR EXCESS AUTOMOBILE LIABILITY COVERAGE WHEN I RENT A CAR FOR PERSONAL REASONS OR WHEN I AM ON VACATION ABROAD?

In most states, your primary Automobile policy will apply to rentals in the U.S.
- check with your insurance agent. If it does not, you need to request the maximum Automobile Liability limits available from the rental car company. This would also apply to rentals abroad. A rental is considered a short term of 30 days or less. Anything over that time period would necessitate your purchasing the required underlying auto limits of $250,000/$500,000 and $100,000 property damage or $300,000 combined single limit. Note: There is no auto physical damage (comprehensive or collision) provided by this policy.

11. WHAT ARE THE CONSEQUENCES IF I CAN'T OR DON'T OBTAIN THE REQUIRED UNINSURED/UNDERINSURED MOTORISTS LIMITS OF $250,000/$500,000 AND $100,000 PROPERTY DAMAGE OR $300,000 COMBINED SINGLE LIMIT?

You will be self-insured (uninsured) for the gap between the Uninsured/Underinsured Motorists limits you have on your primary auto policy and the required underlying limits of $250,000/$500,000 and $100,000 property damage or $300,000 combined single limit.

12. WHAT DO I DO IF I CANNOT GET THE REQUIRED LEVEL OF UNDERLYING COVERAGE FOR UNINSURED/UNDERINSURED MOTORISTS?

Ask your insurance agent to find an insurance company that can provide the required coverage. You can also purchase an Excess Liability policy, but make sure it covers all family members in your household and all of your vehicles; it must also provide uninsured/underinsured motorist coverage. Not all Excess Liability policies include this coverage.

13.     AM  I  COVERED  FOR  MY  VACATION  HOME  THAT  IS  RENTED  OUT?

The policy has a business pursuits exclusion; however, this exclusion does not apply to a 1, 2, 3, or 4 family dwelling that you rent out as long as it is insured under a personal comprehensive liability policy with a limit of at least $100,000.

14.     MY  NEIGHBOR  AND  I  JOINTLY  OWN  A  VACATION  HOME.  AM  I  COVERED?

Yes. For your interests only, as long as the home is insured under a personal comprehensive liability policy (not a commercial policy) with a limit of at least $100,000 and you are a named insured on the policy. Your neighbor is not covered under your policy.

15. MY CHILD, WHO IS A RESIDENT OF MY HOUSEHOLD, HAS A MINIBIKE/MOPED/GOLF CART THAT IS NOT LICENSED FOR ROAD USE. AM I COVERED?

You should have Comprehensive Personal Liability coverage with a limit of $100,000 (check your homeowner's policy; it may provide coverage for unlicensed recreational vehicles).

16.     I  RACE  MY  BOAT  ON  THE  WEEKENDS.  AM  I  COVERED?

Yes, if you are racing a sailboat. However, coverage is not provided for any car, motorcycle, recreational vehicle or other watercraft while practicing for or taking part in a competitive race.

17.     I  OWN  OR  RENT  AN  AIRCRAFT  AND  PILOT IT AS A HOBBY.  AM I COVERED?

No. Coverage is not provided for the ownership, maintenance, or use of any aircraft. However, this does not apply to an aircraft chartered with a pilot and crew by the insured.